Investor Overview April 30, 2025 Exhibit 99.1

Forward Looking Statements Certain statements in this presentation are "forward-looking statements" within the meaning of the federal securities laws and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. These statements relate to future events or the Company's future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company's expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this presentation are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "outlook," "guidance" or the negative of those terms or other comparable terminology. Please see the Company's documents filed or to be filed with the Securities and Exchange Commission, including the annual report filed on Form 10-K, and any amendments thereto for a discussion of certain important risk factors that relate to forward-looking statements contained in this presentation. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Any forward-looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including non-GAAP revenue, non-GAAP subscription revenue, non-GAAP professional services and other revenue, adjusted EBITDA, adjusted EBITDA margin, non-GAAP gross profit, adjusted net income, non-GAAP gross margin, adjusted free cash flow, adjusted operating cash flow, and adjusted earnings per share. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to revenue, net income, cash flows from operations or other measures of profitability, liquidity, or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly titled measures used by other companies. The Company believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. This presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, we are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included, and no reconciliation of the forward-looking non-GAAP financial measures is included. Disclaimer INVESTOR OVERVIEW

E2open delivers enduring customer value by providing the most comprehensive end-to-end global supply chain software platform combining best-in-class applications, data, and a unified network How we provide value to our clients Our mission-critical software serves complex supply chain needs for the most sophisticated global companies, driving outsized operational and economic impact for clients Interconnected suite of best-in-class solutions from demand to supply to movement, and from planning to execution, across the end-to-end supply chain Myriad of unique capabilities across interconnected solutions suite, further supercharged by e2open’s unified network (e2net)

Our unifying, end-to-end software connects the largest brands in the world to every team member, partner, and supplier that helps them make, move, and deliver their products and services. Who is e2open? We are the connected supply chain platform Channel: Improve performance through increased collaboration Planning: Navigate market volatility to deliver exceptional service Logistics: Optimize shipping costs and customer service for multimode shipments Supply: Meet demand fluctuations with improved supply orchestration Global Trade: Minimize the risk and paperwork associated with cross-border trade North America EMEA APAC INVESTOR OVERVIEW

INVESTOR OVERVIEW

E2open at a glance

E2open has a legacy of delivering unique value to the companies that power global commerce.

- E2open is the connected supply chain software platform that enables the world's largest companies to transform the way **they make, move, and sell goods and services.**
- With the broadest global SaaS platform purpose-built for modern supply chains, e2open's multi-enterprise network helps clients **anticipate disruptions, improve efficiency, reduce costs, and operate sustainably.**

Scaled company	History of client success	Global impact on supply chains
$608 M FY25 total revenue	**3 year** Average contract length with enterprise clients	**500,000** Connected enterprises
~3,900 Global employees	**~5,600** Total clients	**18 billion** Transactions annually

e2open

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Increasing supply chain complexity has accelerated the demand for end-to-end supply chain orchestration These trends are driving continually growing demand for efficient, optimized, data-driven supply chains INVESTOR OVERVIEW Supply chain management is now a strategic priority for leading global companies Supply chain complexity and fragility have accelerated since 2020 Disjointed decision making based on limited, stale information Trapped data/lack of integration across systems Inability to anticipate disruptions and solve problems in real time No actionable insights/predictive analytics Single-sourced strategies prevent well-informed decisions

Growing demand for supply chain management software creates a uniquely attractive market

Large Market Opportunity with Sustainable Growth*

CY2027
Supply Chain Management Software
Est. Market Size
$92 billion +

"White Space" with Existing e2open Clients
$2 billion +

E2open FY25 Total Revenue
$608 million

Key Industry Drivers

1. **Global disruptions affecting trade and impacting production,** limiting ability to service demand
2. **Increasing customer expectations** towards more rapid delivery across both B2B and B2C
3. **Unprecedented demand shifts and uncertainty** driving the need for resilient processes and holistic decision-making across the entire multi-tier supply chain
4. **Constrained supply and capacity across tiers** with a lack of visibility and collaboration
5. **New regulations surrounding ethical sourcing and emissions** across the entire value chain

* E2open "white space" and CY2027 supply chain software market sizes are based on e2open estimates

INVESTOR OVERVIEW
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Customer Internal/External Manufacturers Customs Distributors Resellers Warehouses 3PLs/FFs/ Transport Co-packers Retailers Suppliers End-to-End E2net Open Partner Network Leverage the world’s largest network of interconnected partners Harmony® – Unified AI Enabled User Experience Single-view access and execution recommendations for connecting and collaborating Intelligent and Unified Applications Meet business needs with holistic business decisions e2open connected supply chain Supply Channel Planning Global Trade Logistics E2open’s software platform is purpose-built for end-to-end orchestration INVESTOR OVERVIEW

Uniquely integrates sales and supply chain operations for improved end-to-end responsiveness across operations; provides partners with centralized data, marketing support, and enhanced partner and customer engagement through AI-driven strategies and incentive programs Powered by awareness of channel, supply, logistics, and trade possibilities and constraints, e2open’s planning applications allow partners to maintain high customer service levels and raise efficiency of their deliveries by ensuring plans reflect market realities across the entire value chain Automates global trade workflows within a single platform by leveraging a global database of regulatory content (230+ jurisdictions) and customs filings (25+ countries), powering the industry’s most comprehensive compliance and customs filings solution Provides multi-tenant, cloud-based tools for forecasting, planning, and executing multi-mode transportation and logistics; features the largest carrier network across all modes and geographies, enabling rapid response to changes Pioneer in enabling secure collaboration across multiple supply chain tiers; offers a suite of products that enhance visibility, streamline sourcing and procurement, track outsourced manufacturing processes, and ensure consistent quality of both internal and external manufacturing Industry-leading applications across five product families in a single, integrated platform Comprehensive suite of purpose-built solutions provides visibility and support across all supply chain workflows Channel Planning Global Trade Logistics Supply INVESTOR OVERVIEW

INVESTOR OVERVIEW

E2open connects businesses to the world's largest network of manufacturing, logistics, distribution and global trade partners

Expansive network built over 20+ years with connectivity across all major commerce ecosystems globally

Four Ecosystems | 500,000 Connected Enterprises | 18bn Transactions Annually

e2open connected supply chain

Demand Ecosystem

875k active resellers

$11bn incentives managed

750m annual channel sales transactions

Global Trade Ecosystem

37m annual export sales order lines

230+ countries, territories, jurisdictions covered

68bn annual restricted party screenings


HARMONY UNIFIED USER EXPERIENCE | E2NET OPEN PARTNER NETWORK | INTELLIGENT UNIFIED APPLICATIONS |
e2open

Supply Ecosystem

31m annual invoices

67m annual shipments

109m annual orders

Logistics Ecosystem

18.5% of global ocean bookings

67m containers tracked

$17bn annual TMS freight spend

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INVESTOR OVERVIEW

E2open's competitive differentiation

E2open is the only SCM platform that offers comprehensive, interconnected solutions across every stage of the supply chain, powered by a network of global trading partners

Channel

The e2open difference
Drives data through a connected platform to streamline decision making and automate partner programs with the largest channel database of 480k+ partners

Planning

The e2open difference
Ingests inputs from multi-tier relationships on the buy and sell side of the supply chain and identifies demand supply imbalances across the entire planning horizon through the application of optimization and advanced AI/ML

Global Trade

The e2open difference
Combines solutions and content into a single package with the deepest and most comprehensive database of proprietary global trade content, all integrated into e2open's network

Logistics

The e2open difference
Connects the full range of regional and global logistics partners all onto a single platform with the largest ecosystem of carriers and logistics services providers across all major modes and regions

Supply

The e2open difference
Streamlined, end-to-end collaboration across every tier of production and supply with unparalleled visibility and control over production, enabling advanced procurement strategy

Connected by e2net
The world's largest network of 500k+ interconnected partners

e2open

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Not integrated Disconnected processes, systems, applications, and data Poor data Late, inaccurate, and incomplete data leading to indecision Siloed decisions Misaligned priorities leading to disconnected and uninformed decision making Reactive A series of hasty decisions and delayed responses resulting in poor outcomes Integrated Teams, processes, systems, and data aligned through a single platform for true collaboration and coordination Harmonized Decision-grade data from the furthest reaches of the value chain, delivered, cleansed, and processed in real time Connected decisions Connected partners across all tiers and ecosystems so stakeholders can communicate and anticipate supply chain fluctuations as a team Proactive Optimal network design can help minimize risks through enhanced collaboration that allows companies to respond proactively to potentially costly, margin-impactful challenges E2open solves the complexities of the modern supply chain E2open is uniquely positioned to solve the challenges of today’s global businesses INVESTOR OVERVIEW

11 16 Named a Leader in analyst quadrants across major functional areas.* out of In a crowded field, we are a proven leader in supply chain solutions E2open performs competitively across all core SCM product areas as recognized by industry researchers The experts agree: e2open is an industry leader INVESTOR OVERVIEW * As of 2/28/2025

$608m FY25 Total Revenue $416m | 69% FY25 Non-GAAP Gross Profit | % Margin $111m FY25 Adj. Operating Cash Flow Strong Cash Generation Highly Profitable Scaled Revenue $528m | 87% FY25 Subscription Revenue | % Total Revenue $216m | 36% FY25 Adj. EBITDA | % Margin 52% Conversion of FY25 Adj. EBITDA to FY25 Adj. Operating Cash Flow E2open – by the numbers INVESTOR OVERVIEW

* Excluding M&A or one-time capital expenditures Our mission is to accelerate organic growth by offering a differentiated, singular solution that drives distinctive operational value and impact for our clients. Double-digit % Subscription revenue growth Mid 30s%+ Adjusted EBITDA margin 70%+ Non-GAAP gross profit margin ~5% Capital expenditures as a % of revenue* Long-term target model INVESTOR OVERVIEW

E2open investment thesis E2open’s strong foundation, built on valued products and a core customer base, positions it well to seize a large market opportunity Attractive Market Space Well-Positioned for Organic Growth Growing need for supply chains to work collaboratively across enterprise boundaries & be resilient in response to external events Need for agility through adoption of AI & advanced systems leveraging multi-enterprise data visibility Transition towards digitization & cloud-based supply chain management Increasing burden being put on supply chains due to emphasis on sustainability & regulatory compliance Highly valued product portfolio recognized as industry leading by top research firms Consistently chosen as SCM solution provider by Fortune 500 clientele $2 billion+ “white space” cross-sell opportunity with large existing base of blue-chip enterprise clients Proven track record of high profitability & strong cash flow supports continued investment in organic growth Rapidly growing end market Highly valued product portfolio INVESTOR OVERVIEW

One provider that brings it all together. Planning Execution Channel Multi-enterprise Networks INVESTOR OVERVIEW

Appendix

Constant Currency refers to pro-forma amounts excluding the impact of translating foreign currencies into U.S. dollars. To calculate foreign currency translation on a constant currency basis, operating results for the current year period for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the exchange rates in effect during the comparable period of the prior year (rather than the actual exchange rates in effect during the current year period). (2) Constant Currency refers to pro forma amounts excluding translation and transactional impacts from foreign currency exchange rates. Pro Forma Revenue Reconciliation INVESTOR OVERVIEW

(1) Constant Currency refers to pro-forma amounts excluding the impact of translating foreign currencies into U.S. dollars. To calculate foreign currency translation on a constant currency basis, operating results for the current year period for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the exchange rates in effect during the comparable period of the prior year (rather than the actual exchange rates in effect during the current year period). (2) Constant Currency refers to pro forma amounts excluding translation and transactional impacts from foreign currency exchange rates. (3) Reflects non-cash, long-term share-based compensation expense. (4) Primarily includes non-recurring expenses such as the non-acquisition severance related to cost reduction initiatives, reorganizations and executive transition costs; foreign currency transaction gains and losses; systems integrations; legal entity rationalization and non-recurring consulting and advisory fees. Pro Forma Gross Profit Reconciliation INVESTOR OVERVIEW

Pro Forma Adjusted EBITDA Reconciliation

(in millions)	FY FY2025	FY FY2024	$ Var	% Var
Net income (loss)	**(725.8)**	**(1,185.1)**	**459.3**	**n/m**
Interest expense, net	94.4	98.6	(4.1)	(4.2%)
Income tax benefit	1.2	(82.4)	83.5	n/m
Depreciation and amortization	182.0	214.7	(32.8)	(15.3%)
EBITDA	**($448.2)**	**($954.2)**	**$505.9**	**n/m**
Share-based compensation (3)	44.5	27.2	17.3	63.6%
Non-recurring/non-operating costs (4)	8.6	23.7	(15.1)	(63.7%)
Acquisition-related adjustments (5)	4.6	2.1	2.5	119.2%
Change in tax receivable agreement liability (6)	(5.6)	(2.2)	(3.4)	n/m
Change in fair value of warrant liability (7)	(14.1)	(14.9)	0.8	n/m
Change in fair value of contingent consideration (8)	(12.9)	(11.5)	(1.4)	12.0%
Impairment of Cost Method Investments (9)	5.5	-	5.5	n/m
Goodwill impairment (10)	614.1	1,097.7	(483.6)	(44.1%)
Intangible asset impairment charge (11)	18.5	34.0	(15.5)	(45.6%)
Right-of-use assets impairment charge (12)	0.6	0.7	(0.1)	(12.1%)
Legal settlement (13)	-	17.8	(17.8)	n/m
Adjusted EBITDA	**$215.5**	**$220.3**	**($4.9)**	**(2.2%)**
Adjusted EBITDA Margin %	*35.5%*	*34.7%*		
Constant currency FX impact (1)	(0.6)	-	(0.6)	n/m
Total adjusted EBITDA (constant currency basis) (2)	**$214.9**	**$220.3**	**($5.5)**	**(2.5%)**
Adjusted EBITDA Margin % (constant currency basis) (2)	*35.3%*	*34.7%*		

(1) Constant Currency refers to pro-forma amounts excluding the impact of translating foreign currencies into U.S. dollars. To calculate foreign currency translation on a constant currency basis, operating results for the current year period for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the exchange rates in effect during the comparable period of the prior year (rather than the actual exchange rates in effect during the current year period).
(2) Constant Currency refers to pro forma amounts excluding translation and transactional impacts from foreign currency exchange rates.
(3) Reflects non-cash, long-term share-based compensation expense.
(4) Primarily includes non-recurring expenses such as the non-acquisition severance related to cost reduction initiatives, reorganizations and executive transition costs; foreign currency transaction gains and losses; systems integrations; legal entity rationalization and non-recurring consulting and advisory fees.
(5) Primarily includes advisory, consulting, accounting and legal expenses incurred in connection with the strategic review.
(6) Represents the fair value adjustment at each balance sheet date for the Tax Receivable Agreement along with the associated interest.
(7) Represents the fair value adjustment at each balance sheet date of the warrant liability related to our warrants.
(8) Represents the fair value adjustment at each balance sheet date of the contingent consideration liability related to the restricted B-2 common stock and Series 2 RCUs.
(9) Represents the impairment taken in the fourth quarter of fiscal 2025 on our cost method investment.
(10) Represents the goodwill impairment taken of $245.0M in Q4 FY25, $369.1M in Q3 FY25, $687.7M in Q3 FY24, $410.0M in Q1 FY24.
(11) The company recognized an intangible impairment charge of $8.5M in Q4 FY25, $10.0M in Q3 FY25, $30.0M in Q3 FY24 and $4.0M in Q1 FY24.
(12) Represents the impairment on our operating lease ROU assets and leasehold improvements due to vacating certain facilities.
(13) Represents the $17.8 million litigation settlement for the unfavorable arbitration ruling related to the Kewill customer case.

INVESTOR OVERVIEW

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e2open

(1)  Primarily includes non-recurring expenses such as non-acquisition related severance, systems integrations, legal entity rationalization, and non-recurring consulting and advisory fees. (2)   Channel Client Deposits Payable represents client deposits for the incentive payment program associated with the Company's channel shaping application. The Company offers services to administer incentive payments to partners on behalf of the Company’s clients. The Company’s clients deposit these funds into a restricted cash account with an offset included as a liability in incentive program payable in the Consolidated Balance Sheets. Pro Forma Adjusted Operating Cash Flow Reconciliation INVESTOR OVERVIEW